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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  October 31, 1998



                              INKTOMI CORPORATION
            (Exact name of registrant as specified in its charter)



        DELAWARE                       000-24339                         94-3238130
(State of incorporation)      (Commission File Number)        (IRS Employer Identification No.)

        1900 S. NORFOLK STREET, SUITE 310, SAN MATEO, CALIFORNIA 94403
            (Address of principal executive offices of Registrant)



                                (650) 653-2800
             (Registrant's telephone number, including area code)

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Item 5.  Other Events
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     Inktomi Corporation (the "Company") hereby reports unaudited revenues of
$2,819,300 and unaudited net losses of $1,822,500 for the thirty-one days ended October 31, 1998. Such results reflect the combined operations of the Company and C2B Technologies Inc. which was acquired by the Company on September 25, 1998 in a transaction acccounted for as a pooling of interests. The purpose of this Report is to satisfy the reporting requirements for transactions accounted for as poolings of interests. The results reported herein for the thirty-one days ended October 31, 1998 do not necessarily indicate the Company's results for the current fiscal quarter.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INKTOMI CORPORATION


                                         /s/ Jerry M. Kennelly
Dated:  November 6, 1998            By:  _______________________________________
                                         Jerry M. Kennelly, Vice President of
                                         Finance and Chief Financial Officer

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